Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-12
Life Companies
Condensed Income Statements	13
Life Companies Consolidated Balance Sheets	14
Future Policy Benefits and Account Balances	15
Investments
Net Investment Income	16
Net Realized Investment Gains (Losses)	17
Unrealized Losses	18
Credit Quality of Fixed Maturities	19
Property and Casualty Statutory Ratios	20-21
Historical Financial Highlights	22-23
Other Information	24
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions)	2007	2006	% Change	2007	2006	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$58.4	$49.0	19.2	$210.9	$186.7	13.0
Commercial Lines	43.0	43.4	(0.9)	170.7	120.3	41.9
Other	1.5	5.0	(70.0)	13.1	21.1	(37.9)

Total Property and Casualty	102.9	97.4	5.6	394.7	328.1	20.3

Life Companies	(3.1)	0.1	N/M	(7.3)	(3.9)	87.2
Interest expense on corporate debt	(10.0)	(10.0)	—	(39.9)	(39.9)	—

Total segment income	89.8	87.5	2.6	347.5	284.3	22.2
Federal income tax expense on P&C segment income	(36.0)	(35.3)	2.0	(135.6)	(109.7)	23.6
Federal income tax benefit on other segment income	7.5	8.4	(10.7)	21.8	21.5	1.4

Total federal income tax expense on segment income	(28.5)	(26.9)	5.9	(113.8)	(88.2)	29.0

Total segment income after taxes	$61.3	$60.6	1.2	$233.7	$196.1	19.2

RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME
Total segment income after taxes	$61.3	$60.6	1.2	$233.7	$196.1	19.2
Change in prior years tax reserves	2.1	3.3	(36.4)	2.1	3.3	(36.4)
Federal income tax settlement	—	—	—	2.6	—	N/M
Net realized investment (losses) gains, net of amortization	(0.6)	(14.9)	(96.0)	0.6	(3.5)	N/M
Gains on derivative instruments	0.1	—	N/M	0.2	0.2	—
Restructuring (cost) benefit	(0.1)	(0.2)	(50.0)	0.1	(1.6)	N/M
Federal income tax benefit (expense) on non-segment income	0.1	0.7	(85.7)	(0.1)	(2.8)	(96.4)

Income from continuing operations	62.9	49.5	27.1	239.2	191.7	24.8
Income from discontinued variable life insurance and annuity business, net of taxes	5.2	—	N/M	5.2	—	N/M
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	7.7	(4.0)	N/M	7.9	(29.8)	N/M
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	0.8	7.8	(89.7)

Income before cumulative effect of accounting change	75.8	45.5	66.6	253.1	169.7	49.1
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.6	N/M

Net income	$75.8	$45.5	66.6	$253.1	$170.3	48.6

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
	2007	2006	% Change	2007	2006	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.71	$1.69	1.2	$6.63	$5.45	21.7
Federal income tax expense on segment income	(0.54)	(0.52)	3.8	(2.17)	(1.69)	28.4

Total segment income after taxes	1.17	1.17	—	4.46	3.76	18.6
Change in prior years tax reserves	0.04	0.07	(42.9)	0.04	0.07	(42.9)
Federal income tax settlement	—	—	—	0.05	—	N/M
Net realized investment (losses) gains, net of amortization	(0.01)	(0.29)	(96.6)	0.01	(0.07)	N/M
Restructuring costs	—	—	—	—	(0.03)	N/M
Federal income tax benefit (expense) on non-segment income	—	0.01	N/M	—	(0.05)	N/M

Income from continuing operations	1.20	0.96	25.0	4.56	3.68	23.9
Income from discontinued variable life insurance and annuity business, net of taxes	0.10	—	N/M	0.10	—	N/M
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	0.14	(0.08)	N/M	0.15	(0.57)	N/M
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	0.02	0.15	(86.7)

Income before cumulative effect of accounting change	1.44	0.88	63.6	4.83	3.26	48.2
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.01	N/M

Net income	$1.44	$0.88	63.6	$4.83	$3.27	47.7

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	December 31 2007		December 31 2006		% Change
BALANCE SHEET

Shareholders’ equity
The Hanover Insurance Company (consolidated)	$2,188.0		$1,929.7		13.4
First Allmerica Financial Life Insurance Company (consolidated)	328.3		318.0		3.2
THG Holding Company debt (1)	(499.5)		(499.5)		—
THG Holding Company and other	282.2		251.0		12.4

Total shareholders’ equity	$2,299.0		$1,999.2		15.0

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,666.4		$1,463.6		13.9
First Allmerica Financial Life Insurance Company	$188.9		$179.9		5.0

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.4:1		1.6:1		N/M
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	509%		431%		78.0

Book value per share
The Hanover Insurance Company (consolidated)	$42.23		$37.74		11.9
First Allmerica Financial Life Insurance Company (consolidated)	6.34		6.22		1.9
THG Holding Company debt (1)	(9.64)		(9.77)		(1.3)
THG Holding Company and other	5.44		4.91		10.8

Total book value per share	$44.37		$39.10		13.5

THG book value per share, excluding accumulated other comprehensive income	$44.77		$39.88		12.3

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive income	$41.85		$37.59		11.3

Shares outstanding (2)	51.8		51.1
Stock price	$45.80		$48.80		(6.1)
Price/book value per share	1.0	x	1.2	x	(0.2	) x
Debt/equity	22.3%		25.5%		(3.2	) pts
Debt/total capital	18.2%		20.3%		(2.1	) pts

(1)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2007	2006	% Change	2007	2006	% Change
REVENUES
Premiums	$606.7	$572.2	6.0	$2,404.8	$2,254.6	6.7
Net investment income	82.1	81.1	1.2	324.0	318.9	1.6
Net realized investment (losses) gains	(0.4)	(14.9)	(97.3)	1.5	(4.3)	N/M
Fees and other income	13.8	16.1	(14.3)	56.5	74.9	(24.6)

Total revenues	702.2	654.5	7.3	2,786.8	2,644.1	5.4

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	384.5	357.0	7.7	1,545.3	1,471.8	5.0
Policy acquisition expenses	134.3	124.7	7.7	524.3	477.5	9.8
Other operating expenses	94.2	100.4	(6.2)	368.8	415.4	(11.2)

Total benefits, losses and expenses	613.0	582.1	5.3	2,438.4	2,364.7	3.1

Income from continuing operations before federal income taxes	89.2	72.4	23.2	348.4	279.4	24.7
Federal income tax expense	26.3	22.9	14.8	109.2	87.7	24.5

Income from continuing operations	62.9	49.5	27.1	239.2	191.7	24.8
Income from discontinued variable life insurance and annuity business, net of taxes	5.2	—	N/M	5.2	—	N/M
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	7.7	(4.0)	N/M	7.9	(29.8)	N/M
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	0.8	7.8	(89.7)

Income before cumulative effect of change in accounting principle	75.8	45.5	66.6	253.1	169.7	49.1
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.6	N/M

Net income	$75.8	$45.5	66.6	$253.1	$170.3	48.6

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
	2007	2006	% Change	2007	2006	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$1.20	$0.96	25.0	$4.56	$3.68	23.9
Income from discontinued variable life insurance and annuity business, net of taxes	0.10	—	N/M	0.10	—	N/M
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	0.14	(0.08)	N/M	0.15	(0.57)	N/M
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	0.02	0.15	(86.7)

Income before cumulative effect of change in accounting principle	1.44	0.88	63.6	4.83	3.26	48.2
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	0.01	N/M

Net income (1)	$1.44	$0.88	63.6	$4.83	$3.27	47.7

Weighted average shares outstanding	52.6	51.7		52.4	52.2

(1)	Basic income per share was $1.46 and $0.89 for the quarters ended December 31, 2007 and 2006, respectively and $4.90 and $3.31 for the years ended December 31, 2007 and 2006, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2007	December 31 2006	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $ 5,723.1 and $ 5,643.2)	$5,722.0	$5,629.0	1.7
Equity securities, at fair value (cost of $37.6 and $ 11.6)	44.9	17.2	N/M
Mortgage loans	41.2	57.1	(27.8)
Policy loans	116.0	125.7	(7.7)
Other long-term investments	30.7	35.4	(13.3)

Total investments	5,954.8	5,864.4	1.5

Cash and cash equivalents	275.4	372.7	(26.1)
Accrued investment income	72.5	72.3	0.3
Premiums, accounts and notes receivable, net	629.5	584.7	7.7
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,378.9	1,350.5	2.1
Deferred policy acquisition costs	250.5	233.5	7.3
Deferred federal income taxes	330.5	385.0	(14.2)
Goodwill	126.0	121.4	3.8
Other assets	316.2	328.5	(3.7)
Separate account assets	481.3	543.6	(11.5)

Total assets	$9,815.6	$9,856.6	(0.4)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,164.9	$1,242.3	(6.2)
Outstanding claims, losses and loss adjustment expenses	3,239.5	3,247.2	(0.2)
Unearned premiums	1,157.1	1,101.4	5.1
Contractholder deposit funds and other policy liabilities	179.2	194.9	(8.1)

Total policy liabilities and accruals	5,740.7	5,785.8	(0.8)

Expenses and taxes payable	696.4	928.0	(25.0)
Reinsurance premiums payable	47.2	52.7	(10.4)
Trust instruments supported by funding obligations	39.1	38.5	1.6
Long-term debt	511.9	508.8	0.6
Separate account liabilities	481.3	543.6	(11.5)

Total liabilities	7,516.6	7,857.4	(4.3)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,822.6	1,814.3	0.5
Accumulated other comprehensive loss	(20.4)	(39.9)	(48.9)
Retained earnings	946.9	712.0	33.0
Treasury stock at cost (8.7 and 9.4 million shares)	(450.7)	(487.8)	(7.6)

Total shareholders’ equity	2,299.0	1,999.2	15.0

Total liabilities and shareholders’ equity	$9,815.6	$9,856.6	(0.4)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2007	2006	% Change	2007	2006	% Change
REVENUES
Net premiums written	$561.6	$531.8	5.6	$2,415.3	$2,307.1	4.7
Change in unearned premiums, net of prepaid reinsurance premiums	40.1	34.5	16.2	(43.3)	(87.9)	(50.7)

Net premiums earned	601.7	566.3	6.3	2,372.0	2,219.2	6.9
Net investment income	63.1	59.0	6.9	245.8	227.4	8.1
Other income	16.6	16.8	(1.2)	64.9	65.5	(0.9)

Total segment revenue	681.4	642.1	6.1	2,682.7	2,512.1	6.8

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	365.8	338.9	7.9	1,455.6	1,383.5	5.2
Policy acquisition expenses	134.1	124.3	7.9	523.6	476.4	9.9
Other operating expenses	78.6	81.5	(3.6)	308.8	324.1	(4.7)

Total losses and operating expenses	578.5	544.7	6.2	2,288.0	2,184.0	4.8

Segment income before federal income taxes	$102.9	$97.4	5.6	$394.7	$328.1	20.3

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	December 31 2007	December 31 2006	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $ 4,197.4 and $ 3,999.1)	$4,193.5	$3,989.0	5.1
Equity securities, at fair value (cost of $29.9 and $ 3.9)	35.3	7.3	N/M
Mortgage loans	10.9	23.7	(54.0)
Other long-term investments	5.8	10.2	(43.1)

Total investments	4,245.5	4,030.2	5.3

Cash and cash equivalents	180.7	230.5	(21.6)
Accrued investment income	49.5	48.0	3.1
Premiums, accounts, and notes receivable, net	626.7	581.8	7.7
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,067.3	1,012.2	5.4
Deferred policy acquisition costs	246.8	228.4	8.1
Deferred federal income tax asset	195.6	206.2	(5.1)
Goodwill	126.0	121.4	3.8
Other assets	211.2	194.9	8.4

Total assets	$6,949.3	$6,653.6	4.4

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,165.8	$3,163.9	0.1
Unearned premiums	1,155.9	1,099.9	5.1
Contractholder deposit funds and other policy liabilities	1.9	2.1	(9.5)

Total policy liabilities and accruals	4,323.6	4,265.9	1.4

Expenses and taxes payable	389.6	408.8	(4.7)
Reinsurance premiums payable	45.0	49.2	(8.5)
Long-term debt	3.1	—	—

Total liabilities	4,761.3	4,723.9	0.8

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	19.4	7.3	N/M
Retained earnings	1,994.4	1,748.2	14.1

Total shareholder’s equity	2,188.0	1,929.7	13.4

Total liabilities and shareholder’s equity	$6,949.3	$6,653.6	4.4

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended December 31, 2007
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$235.2	$106.7	$8.9	$350.8	$22.1	$39.7	$75.9	$73.1	$210.8	$—	$561.6

Net premiums earned	$252.0	$105.6	$9.7	$367.3	$27.1	$48.0	$86.2	$73.1	$234.4	$—	$601.7
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	163.0	44.2	2.5	209.7	18.0	29.9	35.5	29.9	113.3	—	323.0
Prior year loss and LAE reserve development (favorable) unfavorable	(9.4)	(7.9)	1.7	(15.6)	(6.1)	(3.2)	(4.1)	(5.2)	(18.6)	1.8	(32.4)
Pre-tax catastrophe losses	0.1	5.4	(0.3)	5.2	—	—	5.5	0.6	6.1	—	11.3
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses excluding prior year reserve development	32.1	7.9	0.6	40.6	3.6	4.1	9.2	6.1	23.0	0.2	63.8
Policy acquisition expenses and other underwriting expenses				102.4					97.0	(0.1)	199.3
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				25.0					13.5	(1.9)	36.6
Net investment income				30.3					28.5	4.3	63.1
Other income				4.9					4.3	7.4	16.6
Other operating expenses				(1.8)					(3.3)	(8.3)	(13.4)

Segment income before federal income taxes				$58.4					$43.0	$1.5	$102.9

	Quarter ended December 31, 2006
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$233.9	$99.6	$8.8	$342.3	$19.5	$38.7	$76.2	$55.1	$189.5	$—	$531.8

Net premiums earned	$241.6	$99.9	$9.6	$351.1	$26.5	$47.2	$86.5	$55.0	$215.2	$—	$566.3
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	147.9	37.4	4.1	189.4	16.8	26.6	40.7	24.3	108.4	—	297.8
Prior year loss and LAE reserve development (favorable) unfavorable	(6.0)	(3.2)	(0.7)	(9.9)	(9.5)	(3.4)	(10.1)	(5.2)	(28.2)	0.8	(37.3)
Pre-tax catastrophe losses	0.6	4.0	0.2	4.8	—	0.1	1.2	10.1	11.4	—	16.2
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses excluding prior year reserve development	31.3	7.6	0.5	39.4	3.8	4.6	10.8	3.4	22.6	0.1	62.1
Policy acquisition expenses and other underwriting expenses				108.8					87.0	(0.1)	195.7
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				18.6					13.9	(0.8)	31.7
Net investment income				28.1					27.5	3.4	59.0
Other income				3.6					4.5	8.7	16.8
Other operating expenses				(1.3)					(2.5)	(6.3)	(10.1)

Segment income before federal income taxes				$49.0					$43.4	$5.0	$97.4

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Year ended December 31, 2007
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$1,018.6	$423.6	$38.6	$1,480.8	$110.8	$194.8	$349.1	$279.5	$934.2	$0.3	$2,415.3

Net premiums earned	$1,006.2	$414.5	$39.0	$1,459.7	$108.4	$194.3	$349.4	$259.9	$912.0	$0.3	$2,372.0
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	641.4	190.9	12.1	844.4	71.0	107.3	168.7	102.3	449.3	—	1,293.7
Prior year loss and LAE reserve development (favorable) unfavorable	(63.0)	(7.5)	1.3	(69.2)	(24.6)	(11.1)	(29.8)	(21.7)	(87.2)	3.0	(153.4)
Pre-tax catastrophe losses	2.6	22.0	0.8	25.4	—	(0.1)	27.1	5.1	32.1	—	57.5
Pre-tax catastrophe LAE	0.1	1.3	—	1.4	—	—	5.1	1.2	6.3	—	7.7
Loss adjustment expenses excluding prior year reserve development	122.0	31.2	2.0	155.2	14.4	16.0	44.3	19.2	93.9	0.5	249.6
Policy acquisition expenses and other underwriting expenses				423.3					361.3	(0.3)	784.3
Policyholders’ dividends				—					0.5	—	0.5

GAAP underwriting profit (loss)				79.2					55.8	(2.9)	132.1
Net investment income				118.8					110.3	16.7	245.8
Other income				18.8					16.1	30.0	64.9
Other operating expenses				(5.9)					(11.5)	(30.7)	(48.1)

Segment income before federal income taxes				$210.9					$170.7	$13.1	$394.7

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$983.6	$405.2	$39.0	$1,427.8	$110.0	$193.0	$351.6	$224.4	$879.0	$0.3	$2,307.1

Net premiums earned	$952.4	$397.2	$38.9	$1,388.5	$109.0	$191.7	$338.5	$191.3	$830.5	$0.2	$2,219.2
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	581.9	162.5	12.9	757.3	79.7	101.3	150.8	68.5	400.3	—	1,157.6
Prior year loss and LAE reserve development (favorable) unfavorable	(43.2)	(3.1)	(1.8)	(48.1)	(27.4)	(15.3)	(30.9)	(9.1)	(82.7)	2.2	(128.6)
Pre-tax catastrophe losses	3.0	29.2	1.8	34.0	—	2.0	39.5	23.3	64.8	—	98.8
Pre-tax catastrophe LAE	(0.2)	2.7	0.1	2.6	—	—	5.5	0.3	5.8	—	8.4
Loss adjustment expenses excluding prior year reserve development	118.7	35.1	2.1	155.9	15.2	16.6	46.2	12.3	90.3	0.6	246.8
Policy acquisition expenses and other underwriting expenses				419.1					342.1	(0.4)	760.8
Policyholders’ dividends				—					0.5	—	0.5

GAAP underwriting profit (loss)				67.7					9.4	(2.2)	74.9
Net investment income				108.2					105.8	13.4	227.4
Other income				15.2					16.6	33.7	65.5
Other operating expenses				(4.4)					(11.5)	(23.8)	(39.7)

Segment income before federal income taxes				$186.7					$120.3	$21.1	$328.1

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended December 31, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.7%	41.9%	25.8%	57.1%	66.4%	62.3%	41.2%	40.9%	48.3%	N/M	53.7%
Catastrophe losses	—	5.1%	(3.1)%	1.4%	—	—	6.4%	0.8%	2.6%	N/M	1.9%
Loss development	(3.7)%	(7.2)%	17.5%	(4.2)%	(21.0)%	(6.7)%	(5.8)%	(8.1)%	(8.4)%	N/M	(5.6)%

Total losses	61.0%	39.8%	40.2%	54.3%	45.4%	55.6%	41.8%	33.6%	42.5%	N/M	50.0%
Loss adjustment expenses	12.7%	7.2%	6.2%	11.0%	11.8%	8.5%	11.7%	9.3%	10.3%	N/M	10.8%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				27.9%					41.4%	N/M	33.1%
Policyholders’ dividends				—					—	N/M	—

Combined				93.2%					94.2%	N/M	93.9%

Policies in force	2.9%	(2.4)%	(3.7)%	0.2%	1.6%	2.1%	(2.0)%	7.1%	2.3%	—	0.4%
Retention (1)	73.1%	82.6%	N/M	77.9%	78.9%	78.6%	77.8%	82.1%	78.2%

	Quarter ended December 31, 2006
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	61.2%	37.4%	42.7%	53.9%	63.4%	56.4%	47.1%	44.2%	50.4%	N/M	52.6%
Catastrophe losses	0.2%	4.0%	2.1%	1.4%	—	0.2%	1.4%	18.4%	5.3%	N/M	2.9%
Loss development	(2.7)%	(3.3)%	(6.2)%	(2.9)%	(33.6)%	(7.2)%	(9.5)%	(7.5)%	(11.4)%	N/M	(6.1)%

Total losses	58.7%	38.1%	38.6%	52.4%	29.8%	49.4%	39.0%	55.1%	44.3%	N/M	49.4%
Loss adjustment expenses	13.2%	7.7%	4.2%	11.4%	12.1%	9.7%	10.3%	4.2%	8.8%	N/M	10.4%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				31.0%					40.4%	N/M	34.6%
Policyholders’ dividends				—					—	N/M	—

Combined				94.8%					93.5%	N/M	94.4%

Policies in force	7.0%	(1.6)%	0.3%	2.7%	(3.0)%	0.9%	(0.8)%	4.4%	1.1%	—	2.5%
Retention (1)	75.4%	83.6%	N/M	79.8%	72.7%	75.8%	80.8%	76.6%	77.9%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Year ended December 31, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	63.7%	46.1%	31.0%	57.8%	65.5%	55.2%	48.3%	39.4%	49.3%	N/M	54.5%
Catastrophe losses	0.3%	5.3%	2.1%	1.7%	—	(0.1)%	7.8%	2.0%	3.5%	N/M	2.4%
Loss development	(6.6)%	(1.7)%	3.6%	(4.9)%	(22.2)%	(6.0)%	(7.2)%	(8.7)%	(9.2)%	N/M	(6.4)%

Total losses	57.4%	49.7%	36.7%	54.6%	43.3%	49.1%	48.9%	32.7%	43.6%	N/M	50.5%
Loss adjustment expenses	12.5%	7.4%	4.9%	10.8%	12.8%	8.6%	11.3%	7.7%	9.9%	N/M	10.5%
Pre-tax catastrophe LAE	—	0.3%	—	0.1%	—	—	1.5%	0.5%	0.7%	N/M	0.3%
Policy acquisition and other underwriting expenses				29.0%					39.6%	N/M	33.1%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.5%					93.9%	N/M	94.4%

Policies in force	2.9%	(2.4)%	(3.7)%	0.2%	1.6%	2.1%	(2.0)%	7.1%	2.3%	—	0.4%
Retention (1)	73.1%	82.6%	N/M	77.9%	76.9%	79.1%	78.0%	84.4%	78.3%

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	61.1%	40.9%	33.2%	54.5%	73.1%	52.8%	44.5%	35.8%	48.2%	N/M	52.2%
Catastrophe losses	0.3%	7.4%	4.6%	2.4%	—	1.0%	11.7%	12.2%	7.8%	N/M	4.5%
Loss development	(4.7)%	(0.1)%	(4.7)%	(3.4)%	(22.4)%	(7.9)%	(6.8)%	(5.2)%	(8.8)%	N/M	(5.3)%

Total losses	56.7%	48.2%	33.1%	53.5%	50.7%	45.9%	49.4%	42.8%	47.2%	N/M	51.4%
Loss adjustment expenses	12.7%	8.2%	5.4%	11.2%	11.2%	8.7%	11.4%	6.8%	9.7%	N/M	10.6%
Pre-tax catastrophe LAE	—	0.7%	0.3%	0.2%	—	—	1.6%	0.2%	0.7%	N/M	0.4%
Policy acquisition and other underwriting expenses				30.2%					41.2%	N/M	34.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.1%					98.9%	N/M	96.7%

Policies in force	7.0%	(1.6)%	0.3%	2.7%	(3.0)%	0.9%	(0.8)%	4.4%	1.1%	—	2.5%
Retention (1)	75.4%	83.6%	N/M	79.8%	75.9%	77.3%	82.3%	81.7%	80.2%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2007	2006	% Change	2007	2006	% Change
REVENUES
Premiums	$5.0	$5.9	(15.3)	$32.8	$35.4	(7.3)
Fees and other income	—	1.1	N/M	1.0	16.2	(93.8)
Net investment income	18.9	22.0	(14.1)	77.5	90.9	(14.7)

Total segment revenue	23.9	29.0	(17.6)	111.3	142.5	(21.9)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	18.6	18.1	2.8	88.8	89.1	(0.3)
Policy acquisition expenses	0.2	0.4	(50.0)	0.7	1.1	(36.4)
Other operating expenses	8.2	10.4	(21.2)	29.1	56.2	(48.2)

Total policy benefits, claims and operating expenses	27.0	28.9	(6.6)	118.6	146.4	(19.0)

Segment (loss) income before federal income taxes	$(3.1)	$0.1	N/M	$(7.3)	$(3.9)	87.2

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2007	December 31 2006	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,222.0 and $ 1,381.7)	$1,221.0	$1,377.8	(11.4)
Equity securities, at fair value (cost of $ 0.1)	0.3	0.6	(50.0)
Mortgage loans	29.9	33.4	(10.5)
Policy loans	116.0	125.7	(7.7)
Other long-term investments	24.9	25.2	(1.2)

Total investments	1,392.1	1,562.7	(10.9)

Cash and cash equivalents	76.5	104.2	(26.6)
Accrued investment income	19.9	21.5	(7.4)
Premiums, accounts, and notes receivable, net	2.8	2.9	(3.4)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	311.6	338.3	(7.9)
Deferred policy acquisition costs	3.7	5.1	(27.5)
Deferred federal income tax asset	132.1	174.3	(24.2)
Other assets	80.5	98.7	(18.4)
Separate account assets	481.3	543.6	(11.5)

Total assets	$2,500.5	$2,851.3	(12.3)

LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,164.9	$1,242.3	(6.2)
Outstanding claims, losses and loss adjustment expenses	73.7	83.3	(11.5)
Unearned premiums	1.2	1.5	(20.0)
Contractholder deposit funds and other policy liabilities	177.3	192.8	(8.0)

Total policy liabilities and accruals	1,417.1	1,519.9	(6.8)

Expenses and taxes payable	232.5	427.8	(45.7)
Reinsurance premiums payable	2.2	3.5	(37.1)
Trust instruments supported by funding obligations	39.1	38.5	1.6
Separate account liabilities	481.3	543.6	(11.5)

Total liabilities	2,172.2	2,533.3	(14.3)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares	5.0	5.0	—
Additional paid-in capital	684.9	684.9	—
Accumulated other comprehensive loss	(21.7)	(25.7)	(15.6)
Retained deficit	(339.9)	(346.2)	(1.8)

Total shareholder’s equity	328.3	318.0	3.2

Total liabilities and shareholder’s equity	$2,500.5	$2,851.3	(12.3)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	December 31 2007	December 31 2006	% Change	December 31 2007	December 31 2006	% Change
Insurance
Traditional life	$705.3	$723.8	(2.6)	$705.1	$723.7	(2.6)
Group life and health	262.4	287.3	(8.7)	62.8	77.5	(19.0)
Other life and health	30.6	34.1	(10.3)	0.7	1.2	(41.7)

Total insurance	998.3	1,045.2	(4.5)	768.6	802.4	(4.2)

Annuities
Individual annuities	82.2	97.6	(15.8)	3.8	7.2	(47.2)
Group annuities	334.0	374.7	(10.9)	330.5	369.5	(10.6)

Total annuities	416.2	472.3	(11.9)	334.3	376.7	(11.3)

Total general account reserves	$1,414.5	$1,517.5	(6.8)	$1,102.9	$1,179.1	(6.5)

Trust instruments supported by funding obligations	$39.1	$38.5	1.6	$39.1	$38.5	1.6

SEPARATE ACCOUNT LIABILITIES
Insurance - Variable universal life	$83.9	$85.3	(1.6)	$83.9	$85.3	(1.6)
Annuities
Variable individual annuities	300.5	362.0	(17.0)	300.5	362.0	(17.0)
Group annuities	96.9	96.3	0.6	96.9	96.3	0.6

Total annuities	397.4	458.3	(13.3)	397.4	458.3	(13.3)

Total separate account liabilities (1)	$481.3	$543.6	(11.5)	$481.3	$543.6	(11.5)

(1)	Includes separate account liabilities subject to a modified coinsurance agreement with a former subsidiary, AFLIAC, of $380.2 million and $ 437.3 million as of December 31, 2007 and December 31, 2006, respectively.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

(In millions, except yields)	Year ended December 31, 2007
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$242.6	5.62%	$65.2	5.55%	$307.8	5.60%
Equity securities	1.8	—	—	—	1.8	—
Mortgages (2)	2.1	13.04%	2.8	8.76%	4.9	10.20%
All other	5.2	—	11.2	—	16.4	—
Investment expenses	(5.2)	—	(1.7)	—	(6.9)	—

Total	$246.5	5.48%	$77.5	5.56%	$324.0	5.50%

	Year ended December 31, 2006
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$218.8	5.55%	$78.2	5.62%	$297.0	5.57%
Equity securities	1.9	—	0.1	—	2.0	—
Mortgages (2)	3.0	9.23%	3.8	9.07%	6.8	9.14%
All other	10.2	—	11.2	—	21.4	—
Investment expenses	(5.9)	—	(2.4)	—	(8.3)	—

Total	$228.0	5.38%	$90.9	5.43%	$318.9	5.39%

(1)	Includes purchase accounting adjustments of $3.1 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively. Also includes corporate eliminations of $0.1 million for the year ended December 31, 2006. There were no corporate eliminations for the year ended December 31, 2007.
(2)	Excluding Property and Casualty mortgage prepayment fees totaling $0.8 million and $0.4 million for the years ended December 31, 2007 and 2006, respectively, mortgage yields are 7.96% for Property and Casualty and 8.49% in Total for the year ended December 31, 2007 and 8.13% for Property and Casualty and 8.66% in Total for the year ended December 31, 2006.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended December 31
(In millions)	2007			2006
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies	Total
Net gains (losses) on securities transactions	$1.7	$0.2	$1.9	$(9.5)	$1.6	$(7.9)
Other than temporary impairments	(2.5)	—	(2.5)	(3.0)	(0.1)	(3.1)
Other	0.2	—	0.2	(2.4)	(1.5)	(3.9)

Net realized investment (losses) gains	$(0.6)	$0.2	$(0.4)	$(14.9)	$—	$(14.9)

	Year ended December 31
	2007			2006
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies	Total
Net gains on securities transactions	$2.3	$2.6	$4.9	$9.1	$1.9	$11.0
Other than temporary impairments	(3.6)	(0.1)	(3.7)	(6.8)	(4.5)	(11.3)
Other	0.4	(0.1)	0.3	(2.5)	(1.5)	(4.0)

Net realized investment (losses) gains	$(0.9)	$2.4	$1.5	$(0.2)	$(4.1)	$(4.3)

(1)	Includes corporate eliminations of $0.1 million and $(7.7) million for the quarters ended December 31, 2007 and 2006, respectively, and corporate eliminations of $0.8 million and $(4.0) million for the years ended December 31, 2007 and 2006, respectively.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	December 31, 2007
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$18.6	$8.5	$27.1	$557.4	$182.6	$740.0
Greater than 12 months	23.0	11.3	34.3	878.1	336.6	1,214.7

Total investment grade fixed maturities	41.6	19.8	61.4	1,435.5	519.2	1,954.7

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	6.9	1.4	8.3	144.6	26.4	171.0
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.9	1.4	8.3	144.6	26.4	171.0

Equity securities	0.5	—	0.5	17.8	—	17.8

Total fixed maturities and equity securities	$49.0	$21.2	$70.2	$1,597.9	$545.6	$2,143.5

	December 31, 2006
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$11.1	$2.1	$13.2	$1,163.2	$158.9	$1,322.1
Greater than 12 months	32.2	23.2	55.4	1,342.4	747.1	2,089.5

Total investment grade fixed maturities	43.3	25.3	68.6	2,505.6	906.0	3,411.6

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	1.1	0.2	1.3	60.8	7.5	68.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	1.1	0.2	1.3	60.8	7.5	68.3

Equity securities	—	—	—	—	—	—

Total fixed maturities and equity securities	$44.4	$25.5	$69.9	$2,566.4	$913.5	$3,479.9

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

		December 31, 2007
(In millions)		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$3,328.3	$821.2	$4,149.5	$3,341.4	$822.7	$4,164.1
2	Baa	917.0	340.6	1,257.6	907.7	336.5	1,244.2
3	Ba	101.6	29.1	130.7	100.1	29.5	129.6
4	B	126.5	25.4	151.9	125.6	25.5	151.1
5	Caa and lower	27.7	4.7	32.4	26.2	4.4	30.6
6	In or near default	—	1.0	1.0	—	2.4	2.4

Total fixed maturities		$4,501.1	$1,222.0	$5,723.1	$4,501.0	$1,221.0	$5,722.0

		December 31, 2006
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$3,165.6	$930.1	$4,095.7	$3,153.6	$920.0	$4,073.6
2	Baa	839.5	381.5	1,221.0	833.6	382.4	1,216.0
3	Ba	101.1	25.9	127.0	102.5	27.1	129.6
4	B	118.0	36.6	154.6	122.9	39.0	161.9
5	Caa and lower	37.3	6.4	43.7	38.5	6.5	45.0
6	In or near default	—	1.2	1.2	—	2.9	2.9

Total fixed maturities		$4,261.5	$1,381.7	$5,643.2	$4,251.1	$1,377.9	$5,629.0

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended December 31, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.7%	42.0%	25.8%	57.1%	65.6%	62.3%	40.6%	41.5%	48.2%	N/M	53.7%
Catastrophe losses	—	5.1%	(3.1)%	1.4%	—	—	6.2%	1.0%	2.6%	N/M	1.9%
Loss development	(3.7)%	(7.2)%	17.5%	(4.2)%	(20.9)%	(6.7)%	(5.8)%	(8.1)%	(8.4)%	N/M	(5.6)%

Total losses	61.0%	39.9%	40.2%	54.3%	44.7%	55.6%	41.0%	34.4%	42.4%	N/M	50.0%
Loss adjustment expenses	12.1%	6.9%	6.2%	10.5%	11.4%	8.1%	11.4%	9.2%	10.1%	N/M	10.3%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				31.6%					44.3%	N/M	36.3%
Policyholders’ dividends				—					—	N/M	—

Combined				96.4%					96.8%	N/M	96.6%

	Quarter ended December 31, 2006
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	61.2%	37.1%	42.1%	53.8%	64.5%	56.6%	48.0%	41.7%	50.3%	N/M	52.5%
Catastrophe losses	0.2%	5.2%	2.1%	1.7%	—	—	1.7%	18.8%	5.5%	N/M	3.1%
Loss development	(2.7)%	(3.3)%	(6.3)%	(3.0)%	(34.0)%	(7.2)%	(9.5)%	(7.6)%	(11.5)%	N/M	(6.1)%

Total losses	58.7%	39.0%	37.9%	52.5%	30.5%	49.4%	40.2%	52.9%	44.3%	N/M	49.5%
Loss adjustment expenses	13.3%	7.7%	4.2%	11.5%	12.2%	9.5%	10.4%	4.0%	8.9%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				31.8%					42.7%	N/M	35.6%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.8%					96.0%	N/M	95.6%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Year ended December 31, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	63.7%	46.1%	31.1%	57.9%	64.9%	55.3%	48.2%	39.6%	49.2%	N/M	54.5%
Catastrophe losses	0.3%	5.7%	2.3%	1.9%	—	—	7.9%	2.0%	3.6%	N/M	2.5%
Loss development	(6.6)%	(1.7)%	3.6%	(4.9)%	(22.0)%	(6.1)%	(7.2)%	(8.7)%	(9.1)%	N/M	(6.4)%

Total losses	57.4%	50.1%	37.0%	54.9%	42.9%	49.2%	48.9%	32.9%	43.7%	N/M	50.6%
Loss adjustment expenses	12.4%	7.4%	4.9%	10.8%	12.6%	8.5%	11.3%	7.7%	9.8%	N/M	10.5%
Pre-tax catastrophe LAE	—	0.3%	—	0.1%	—	—	1.5%	0.5%	0.7%	N/M	0.3%
Policy acquisition and other underwriting expenses				29.7%					39.5%	N/M	33.5%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.5%					93.8%	N/M	94.9%

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	61.1%	40.8%	33.1%	54.5%	73.8%	52.8%	44.8%	35.2%	48.2%	N/M	52.1%
Catastrophe losses	0.3%	7.9%	4.9%	2.6%	—	1.0%	11.9%	12.3%	7.9%	N/M	4.6%
Loss development	(4.7)%	(0.2)%	(4.7)%	(3.4)%	(22.6)%	(8.0)%	(6.8)%	(5.2)%	(8.8)%	N/M	(5.3)%

Total losses	56.7%	48.5%	33.3%	53.7%	51.2%	45.8%	49.9%	42.3%	47.3%	N/M	51.4%
Loss adjustment expenses	12.7%	8.2%	5.7%	11.2%	11.3%	8.6%	11.3%	6.8%	9.6%	N/M	10.7%
Pre-tax catastrophe LAE	—	0.7%	0.3%	0.2%	—	—	1.6%	0.2%	0.7%	N/M	0.4%
Policy acquisition and other underwriting expenses				30.1%					39.9%	N/M	33.8%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				95.2%					97.7%	N/M	96.4%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2007	Q4 07	Q3 07	Q2 07	Q1 07	2006	Q4 06	Q3 06	Q2 06	Q1 06
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$210.9	$58.4	$49.4	$55.7	$47.4	$186.7	$49.0	$35.0	$53.7	$49.0
Commercial Lines	170.7	43.0	39.4	39.3	49.0	120.3	43.4	7.7	30.2	39.0
Other Property and Casualty	13.1	1.5	4.0	3.1	4.5	21.1	5.0	10.1	2.3	3.7

Total Property and Casualty	394.7	102.9	92.8	98.1	100.9	328.1	97.4	52.8	86.2	91.7
Life Companies	(7.3)	(3.1)	(4.1)	0.8	(0.9)	(3.9)	0.1	(1.1)	(1.0)	(1.9)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$347.5	$89.8	$78.7	$89.0	$90.0	$284.3	$87.5	$41.7	$75.3	$79.8

Federal income tax expense on segment income	(113.8)	(28.5)	(25.7)	(29.8)	(29.8)	(88.2)	(26.9)	(14.1)	(23.6)	(23.6)

Total segment income after federal income taxes	$233.7	$61.3	$53.0	$59.2	$60.2	$196.1	$60.6	$27.6	$51.7	$56.2

Change in prior years tax reserves	2.1	2.1	—	—	—	3.3	3.3	—	—	—
Federal income tax settlement	2.6	—	0.2	—	2.4	—	—	—	—	—
Net realized investment gains (losses), net of amortization	0.6	(0.6)	(0.9)	0.2	1.9	(3.5)	(14.9)	2.0	3.6	5.8
Gains on derivative instruments	0.2	0.1	—	0.1	—	0.2	—	0.1	0.1	—
Restructuring costs (benefit)	0.1	(0.1)	—	0.2	—	(1.6)	(0.2)	(0.5)	(0.6)	(0.3)
Federal income tax (expense) benefit on non-segment income	(0.1)	0.1	0.7	(0.2)	(0.7)	(2.8)	0.7	(0.7)	(1.1)	(1.7)

Income from continuing operations	239.2	62.9	53.0	59.5	63.8	191.7	49.5	28.5	53.7	60.0
Income from discontinued variable life insurance and annuity business, net of taxes	5.2	5.2	—	—	—	—	—	—	—	—
Gain (loss) on disposal of variable life insurance and annuity business, net of taxes	7.9	7.7	0.1	0.3	(0.2)	(29.8)	(4.0)	(2.9)	(2.8)	(20.1)
Gain on sale of Financial Profiles Inc., net of taxes	0.8	—	0.8	—	—	7.8	—	7.8	—	—

Income before cumulative effect of accounting change	253.1	75.8	53.9	59.8	63.6	169.7	45.5	33.4	50.9	39.9
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	—	0.6	—	—	—	0.6

NET INCOME	$253.1	$75.8	$53.9	$59.8	$63.6	$170.3	$45.5	$33.4	$50.9	$40.5

PER SHARE DATA (DILUTED)
INCOME FROM CONTINUING OPERATIONS	$4.56	$1.20	$1.01	$1.14	$1.23	$3.68	$0.96	$0.56	$1.04	$1.12
INCOME (LOSS) FROM DISCONTINUED OPERATIONS,
NET OF TAXES	$0.27	$0.24	$0.02	$—	$(0.01)	$(0.42)	$(0.08)	$0.09	$(0.05)	$(0.38)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET OF TAXES	$—	$—	$—	$—	$—	$0.01	$—	$—	$—	$0.01
NET INCOME	$4.83	$1.44	$1.03	$1.14	$1.22	$3.27	$0.88	$0.65	$0.99	$0.75
WEIGHTED AVERAGE SHARES
OUTSTANDING (DILUTED)	52.4	52.6	52.5	52.3	51.9	52.2	51.7	51.3	51.6	53.6
BALANCE SHEET
Total investments		$5,954.8	$5,936.6	$5,827.1	$5,901.6		$5,864.4	$5,719.3	$5,601.4	$5,841.8
Separate account assets		$481.3	$507.6	$519.0	$517.4		$543.6	$524.2	$528.4	$564.0
Total assets		$9,815.6	$9,845.2	$9,805.7	$9,776.2		$9,856.6	$9,844.0	$9,689.1	$10,156.8
Total shareholders’ equity		$2,299.0	$2,192.6	$2,099.4	$2,100.7		$1,999.2	$1,909.3	$1,770.0	$1,843.0
Book value per share		$44.37	$42.34	$40.55	$40.92		$39.10	$37.49	$34.77	$35.35
Book value per share, excluding accumulated other comprehensive income		$44.77	$43.62	$42.51	$41.33		$39.88	$39.20	$38.46	$37.77

(1)	Represents income or loss of the Company's operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2005	Q4 05	Q3 05	Q2 05	Q1 05
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$143.2	$74.4	$(27.8)	$57.4	$39.2
Commercial Lines	(35.0)	14.5	(101.0)	31.0	20.5
Other Property and Casualty	5.5	0.6	1.1	1.7	2.1

Total Property and Casualty	113.7	89.5	(127.7)	90.1	61.8
Life Companies	(18.7)	(1.0)	(0.9)	(7.5)	(9.3)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income (loss) before federal income taxes	$55.1	$78.5	$(138.6)	$72.7	$42.5

Federal income tax (expense) benefit on segment income	(1.0)	(1.3)	29.6	(19.5)	(9.8)

Total segment income (loss) after federal income taxes	$54.1	$77.2	$(109.0)	$53.2	$32.7

Change in prior years tax reserves	2.3	—	—	2.3	—
Federal income tax settlement	9.5	9.5	—	—	—
Net realized investment gains (losses), net of amortization	18.6	5.7	(2.0)	3.6	11.3
(Losses) gains on derivative instruments	(0.3)	—	0.2	(0.3)	(0.2)
Restructuring costs	(2.1)	(0.8)	(0.4)	(0.2)	(0.7)
Federal income tax (expense) benefit on non-segment income	(5.6)	(7.2)	5.8	(1.5)	(2.7)

Income (loss) from continuing operations	76.5	84.4	(105.4)	57.1	40.4
Income from discontinued variable life insurance and annuity business, net of taxes	42.7	4.1	17.6	14.9	6.1
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(444.4)	30.2	(474.6)	—	—

NET (LOSS) INCOME	$(325.2)	$118.7	$(562.4)	$72.0	$46.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.42	$1.56	$(1.97)	$1.06	$0.75
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(7.44)	$0.63	$(8.54)	$0.28	$0.11
NET (LOSS) INCOME	$(6.02)	$2.19	$(10.51)	$1.34	$0.86

WEIGHTED AVERAGE SHARES
OUTSTANDING (DILUTED) (2)	54.0	54.2	53.5	53.9	53.8

BALANCE SHEET
Total investments		$6,008.3	$7,535.0	$7,678.4	$7,663.9
Separate account assets		$571.9	$9,385.9	$9,444.6	$9,726.0
Total assets		$10,634.0	$21,647.1	$21,846.6	$22,167.8
Total shareholders’ equity		$1,951.3	$1,867.7	$2,490.5	$2,325.2
Book value per share		$36.30	$34.81	$46.60	$43.53
Book value per share, excluding accumulated other comprehensive income		$37.33	$35.47	$46.01	$44.67

(1)	Represents income or loss of the Company's operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2007
	Price Range		Dividends
	High	Low	Per Share
March 31	$49.11	$44.70	—
June 30	$49.73	$44.46	—
September 30	$49.76	$41.14	—
December 31	$46.21	$42.23	$0.40

Quarter Ended	2006
	Price Range		Dividends
	High	Low	Per Share
March 31	$53.12	$42.98	—
June 30	$54.11	$43.17	—
September 30	$48.49	$41.17	—
December 31	$50.25	$43.95	$0.30

INDUSTRY RATINGS AS OF January 28, 2008

	A.M.	Standard
Financial Strength Ratings	Best	& Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	Baa1
Life Insurance Companies:
First Allmerica Financial
Life Insurance Company	B+	BBB-	Ba1

	A.M.	Standard
Debt Ratings	Best	& Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb-	BB+	Ba1
The Hanover Insurance Group, Inc.
Capital Securities	bb	B+	Ba2
The Hanover Insurance
Company Short Term Debt	—	—	NP

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New

York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information,

fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com